SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 12, 2008
GeoEye, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33015 (Commission File Number)	20-2759725 (IRS Employer Identification No.)
21700 Atlantic Boulevard
Dulles, VA 20166
(Address of Principal Executive Offices)
(703) 480-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 2.02.	Results of Operations and Financial Condition.
On March 12, 2008, GeoEye, Inc. announced its operating results for the fourth quarter ended December 31, 2007. A copy of the company’s press release is furnished herewith as Exhibit 99.1. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
(d) The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	GeoEye, Inc. Press Release dated March 12, 2008 (earnings release for the fourth quarter ended December 31, 2007).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2008	GEOEYE, INC.
	By:	/s/ William L. Warren
William L. Warren
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated March 12, 2008

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